FORM OF PROXY
GREENWICH STREET CALIFORNIA MUNICIPAL FUND INC.
388 Greenwich Street
New York, New York 10013
This Proxy is Solicited on Behalf of the Directors of the Fund

The undersigned hereby appoints HEATH B. McLENDON, LEWIS E. DAIDONE, and ROBERT M. NELSON, and each of them acting in the absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated herein, all the shares of common stock of Greenwich Street California Municipal Fund Inc. held of record by the undersigned on November 15, 1996 at a Meeting of Stockholders to be held on December 23, 1996 or any adjournment thereof.




CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[SEE REVERSE SIDE]







[   X   ]	Please mark
	votes as in
	this example.

The Board of Directors recommends a vote "FOR" the following proposals. This proxy, when properly executed, will be voted in the manner directed herein by the undersgned stockholder. If no direction is made, this proxy will be voted FOR each nominee for director and FOR each proposal.

1.	ELECTION OF DIRECTORS
Nominees: J. Bibliowicz, J.H. Fleiss, F.P. Martin,

	   FOR			WITHHELD
	[              ]		[                 ]

(INSTRUCTION:	To withhold authority to vote for any individual
nominee write that nominee's name on the space provided above.)

	[              ]
	For all nominees except as noted above


2.	PROPOSAL TO RATIFY THE SELECTION OF KPMG PEAT MARWICK LLP AS THE
INDEPENDENT AUDITORS OF THE FUND.

	   FOR			WITHHELD		ABSTAIN
	[              ]		[                 ]		[
]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

	[               ]
	MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

Please sign exactly as name appears to the left.
When shares are held by joint tenants, both should sign, or if one signs, that stockholder's vote binds both stockholders. When signing as attorney, executor, administrator, agent, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature: ____________________________ Date: ______________
Signature: ____________________________ Date: ______________